UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2024

GlobalTech Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-56482	82-3926338
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3550 Barron Way Suite 13a, Reno, NV	89511
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 775 624 4817

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

(b)/(c) On and effective on September 5, 2024, GlobalTech Corporation (the “Company”) appointed Mr. Muhammad Azhar Saeed, the Chief Executive Officer and Director of Worldcall Services (Private) Limited, the Company’s wholly-owned subsidiary, as the Company’s Chief Financial Officer (Principal Financial/Accounting Officer). In connection with the appointment, effective September 5, 2024, Dana Green, the Chief Executive Officer, President and director of the Company stepped down as Principal Financial/Accounting Officer of the Company.

Mr. Saeed is already involved with compilation of financial statements and filing of annual and quarterly reports. He belongs to a select group of Finance, Accounting and Strategy professionals with an accreditation of Fellow Member (FCA) of Institute of Chartered Accountants of Pakistan. It is a significant industry endorsement and a testament to his professional excellence of more than two (02) decades in Broadband, Telecom, Media and Technology.

As part of core team, he is instrumental in structuring GlobalTech journey. He is part of the team involved in an initiative to extend the operational reach for GlobalTech business operations to various markets. He is also contributing towards enablement of GlobalTech Corporation for emerging technologies including Big Data and Artificial Intelligence (AI).

Mr. Saeed is not a party to any material plan, contract or arrangement (whether or not written) with the Company, and there are no arrangements or understandings between Mr. Saeed and any other person pursuant to which Mr. Saeed was selected to serve as an officer of the Company, nor is Mr. Saeed a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. There are no family relationships between any director or executive officer of the Company, including Mr. Saeed.

Mr. Saeed’s biographical information is set forth in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) filed by the Company with the Securities and Exchange Commission on June 28, 2024, under the heading “Item 10. Directors, Executive Officers and Corporate Governance—Muhammad Azhar Saeed, Director of WorldCALL Public, Director of WorldCALL Private and FZC”, and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on September 10, 2024, announcing the appointment of Mr. Muhammad Azhar Saeed as Company’s Chief Financial Officer, a copy of which is attached to this Form 8-k as Exhibit 99.1 and incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits

Exhibit Number

Exhibit No.	Description
99.1*	Press Release of GlobalTech Corporation, dated September 10, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GlobalTech Corporation

/s/ Dana Green
Dana Green Chief Executive Officer
Date: September 10, 2024

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